Fees Summary	Jan. 29, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 1,377.90
Total Fee Amount	1,377.90
Total Transaction Valuation	9,000,000.00
Total Offset Amount	0.00
Net Fee	$ 0.00